Exhibit 10.1

August 25, 2014

INCREMENTAL TERM LOAN ACTIVATION NOTICE

To:                             JPMorgan Chase Bank, N.A. as Administrative Agent under the Credit Agreement referred to below

Reference is hereby made to the Credit Agreement (as modified and supplemented and in effect from time to time, the “Credit Agreement”), dated as of June 27, 2011, as amended by the First Amendment thereto, dated as of August 15, 2012, as amended by the Second Amendment thereto, dated as of January 31, 2013,  as amended by the Third Amendment thereto, dated as of August 7, 2013 and as amended by the Fourth Amendment thereto, dated as of June 19, 2014, among Iron Mountain Information Management, LLC (the “Company”), Iron Mountain Incorporated (the “Parent”), the other Borrowers from time to time party thereto, the lenders parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, and the other parties thereto.  Terms defined in the Credit Agreement and not defined herein are used herein as defined therein.

This notice is an Incremental Term Loan Activation Notice referred to in the Credit Agreement in connection with the establishment of a delayed draw incremental term loan facility of $400,000,000 (the “Incremental A Term Loan Facility”; the term loans thereunder, the “Incremental A Term Loans”) under Section 2.01(c) of the Credit Agreement. The Company and each of the Lenders signatory hereto (the “Incremental A Term Lenders”) hereby notify you that:

The amount of the Incremental A Term Loans implemented by this Incremental Term Loan Activation Notice is $400,000,000.

The commitment of each Incremental A Term Lender (the “Incremental A Term Loan Commitment”) to make an Incremental A Term Loan is set forth opposite such Incremental Term Lender’s name on Annex I attached hereto in the column titled “Incremental A Term Loan Commitment”.  Each Incremental A Term Lender agrees to make an Incremental A Term Loan to the Company in Dollars in the amount of its Incremental A Term Loan Commitment (or such lesser amount requested by the Company) on the Funding Date referred to below in accordance with funding procedures established by the Administrative Agent.

The funding date (which shall be a Business Day) for the Incremental A Term Loan Facility (the “Funding Date”) shall be on or prior to the date which is 30 days after the date hereof (such later date, the “Outside Date”).  The commitments of the Incremental A Term Lenders to make the Incremental A Term Loans shall terminate on the earlier of the Outside Date and the Funding Date.

The Incremental Term Maturity Date for the Incremental A Term Loan Facility is June 27, 2016.

The Incremental A Term Lenders and the Company hereby agree that (a) the amortization schedule relating to Incremental A Term Loans is set forth in Annex II attached hereto, (b) the Applicable Margin for the Incremental A Term Loan shall initially be 1.25% per annum for ABR Loans  and 2.25% per annum for Eurocurrency Loans and thereafter shall be determined in accordance with clause (a) of the definition of “Applicable Margin” set forth in the Credit Agreement (provided, that if the Applicable Margin (which, for such purposes only, shall be deemed to include all interest rate floors, recurring fees, upfront or similar fees or original issue discount (amortized over the shorter of (i) the weighted average life of such other Incremental Term Loans and (ii) four years) payable to all Lenders providing any other Incremental Term Loans but exclusive of any arrangement, syndication, structuring or other fees payable in connection therewith that are not shared with all Lenders providing such other Incremental Term Loans) relating to such other Incremental Term Loans exceeds the Applicable Margin (as calculated pursuant to the foregoing) relating to the Incremental A Term Loans by more than 0.50%, the Applicable Margin relating to the Incremental A Term Loans shall be adjusted to be equal to the Applicable Margin (as calculated pursuant to the foregoing) relating to such other Incremental Term Loans minus 0.50%) and (c) the upfront fee payable to each Incremental A Term Lender shall be 0.2% of the Incremental A Term Loan made by such Incremental A Term Lender on the Funding Date (payable on the Funding Date).  The Company promises to repay to the Administrative Agent for the account of each Incremental A Term Lender the principal amount of such Incremental A Term Lender’s Incremental A Term Loan in accordance with Annex II hereto.

Except for prepayments made pursuant to Section 3.02(b) and (c) of the Credit Agreement, each borrowing, conversion and prepayment of principal of Incremental A Term Loans shall be in an aggregate principal amount equal to (a) in the case of Eurocurrency Loans, $1,000,000 or a larger multiple of $100,000 and (b) in the case of ABR Loans, $500,000 or a larger multiple of $100,000 (borrowings, conversions or prepayments of Loans of different Types or, in the case of Eurocurrency Loans, having different Interest Periods, at the same time hereunder to be deemed separate borrowings, conversions and prepayments for purposes of the foregoing); provided that the aggregate amount of the outstanding Incremental A Term Loans may be prepaid in full.  For the avoidance of doubt, the Incremental A Term Loans made available pursuant to this Incremental Term Loan Activation Notice shall be available in a single drawing on the Funding Date.

The Company, the Incremental A Term Lenders and the Administrative Agent hereby agree that, from and after the Incremental A Term Loan Closing Date, the Incremental A Term Loans funded pursuant to this Incremental Term Loan Activation Notice shall constitute Loans and Incremental Term Loans for all purposes under the Basic Documents.

The Company hereby represents and warrants that (i) no Default or Event of Default has occurred and is continuing on and as of the date hereof and (ii) the Company is in compliance on a pro forma basis with Sections 9.09 through 9.11 of the Credit Agreement on the date hereof as of the last day of the latest fiscal quarter.  The availability of the Incremental A Term Loans on the Funding Date shall be subject to satisfaction of the conditions set forth in Sections 2.01(c) and 7.02 of the Credit Agreement, the delivery of a notice of borrowing and the

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execution and delivery by the Obligors of reaffirmation agreements reasonably acceptable to the Administrative Agent.

This Incremental Term Loan Activation Notice shall be governed by, and construed in accordance with, the laws of the State of New York.

This Incremental Term Loan Activation Notice may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

JPMorgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank plc, Credit Agricole Corporate and Investment Bank and Wells Fargo Securities shall be the joint arrangers and bookrunners for the Incremental A Term Loan Facility.  The Bank of Nova Scotia, Goldman Sachs Bank USA, HSBC Bank USA, N.A., Morgan Stanley Senior Funding, Inc., PNC Bank, National Association, Royal Bank of Canada, and RBS Citizens, N.A. shall be the co-syndication agents for the Incremental A Term Loan Facility.

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IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

By:	/s/ Chris LaRochelle
Name: Chris LaRochelle
Title: Vice President and Assistant Treasurer

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

JPMORGAN CHASE BANK, N.A., as an Incremental A Term Lender

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Vice President

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

Bank of America, N.A., as an Incremental A Term Lender

By:	/s/ Luanne T. Smith
Name: Luanne T. Smith
Title: VP

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

BARCLAYS BANK PLC, as an Incremental A Term Lender

By:	/s/ Irina Dimova
Name: Irina Dimova
Title: Vice President

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Incremental A Term Lender

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

By:	/s/ Mark Konevel
Name: Mark Konevel
Title: Managing Director

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

Wells Fargo Bank, N.A., as an Incremental A Term Lender

By:	/s/ David Mallett
Name: David Mallett
Title: Managing Director

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

THE BANK OF NOVA SCOTIA, as an Incremental A Term Lender

By:	/s/ Michael Grad
Name: Michael Grad
Title: Director

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

GOLDMAN SACHS BANK USA, as an Incremental A Term Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

HSBC Bank USA, N.A., as an Incremental A Term Lender

By:	/s/ Elise M. Russo
Name: Elise M. Russo
Title: Senior Vice President

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

MORGAN STANLEY BANK, N.A., as an Incremental A Term Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

PNC Bank, National Association, as an Incremental A Term Lender

By:	/s/ Michael Richards
Name: Michael Richards
Title: Senior Vice President

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

ROYAL BANK OF CANADA, as an Incremental A Term Lender

By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

RBS CITIZENS, N.A., as an Incremental A Term Lender

By:	/s/ Cheryl Carangelo
Name: Cheryl Carangelo
Title: Senior Vice President

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

Sumitomo Mitsui Banking Corporation, as an Incremental A Term Lender

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Incremental A Term Lender

By:	/s/ Mustafa Khan
Name: Mustafa Khan
Title: Director

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

Peoples United Bank, as an Incremental A Term Lender

By:	/s/ David Denlinger
Name: David Denlinger
Title: Senior Vice President

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

Webster Bank, N.A., as an Incremental A Term Lender

By:	/s/ Raymond C. Hoelling
Name: Raymond C. Hoelling
Title: Senior Vice President

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

The Huntington National Bank, as an Incremental A Term Lender

By:	/s/ Jared Shaner
Name: Jared Shaner
Title: Vice President

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

Acknowledged this 25th day of
August, 2014.

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Vice President

[Iron Mountain Information Management, LLC - Incremental A Term Loan Activation Notice]

Annex I

Incremental A Term Loans

Incremental A Term Lender	Incremental A Term Loan Commitment
JPMORGAN CHASE BANK, N.A.	$50,000,000
BANK OF AMERICA, N.A.	$40,000,000
BARCLAYS BANK PLC	$40,000,000
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	$40,000,000
WELLS FARGO BANK, N.A.	$40,000,000
THE BANK OF NOVA SCOTIA	$20,000,000
GOLDMAN SACHS BANK USA	$20,000,000
HSBC BANK USA, N.A.	$20,000,000
MORGAN STANLEY BANK, N.A.	$20,000,000
PNC BANK, NATIONAL ASSOCIATION	$20,000,000
ROYAL BANK OF CANADA	$20,000,000
RBS CITIZENS, N.A.	$20,000,000
SUMITOMO MITSUI BANKING CORPORATION	$14,000,000
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$13,000,000
PEOPLE’S UNITED BANK	$10,000,000
WEBSTER BANK, N.A.	$7,000,000
THE HUNTINGTON NATIONAL BANK	$6,000,000

Annex to Incremental A Term Loan Activation Notice

Annex II

Amortization Schedule

Date	Amount (as a percentage of Incremental A Term Loans funded on the Funding Date)
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 27, 2016	Unpaid Balance

Annex II to Incremental A Term Loan Activation Notice